EXHIBIT C
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to 18 U.S.C. Section1350, each of the undersigned officers of
Frontegra Funds, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that the Company's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas J. Holmberg, Jr.             /s/ William D. Forsyth III
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Thomas J. Holmberg, Jr.                 William D. Forsyth III
Co-President, Frontegra Funds, Inc.     Co-President and Treasurer,
                                        Frontegra Funds, Inc.
Dated:  September 5, 2003
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This certification accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Frontegra Funds, Inc. for purposes of the Securities Exchange Act of 1934.